                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2005


                              QUALITY DINING, INC.
             (Exact name of registrant as specified in its charter)

    Indiana                     000-23420                      35-1804902
(State or other                (Commission                    (IRS Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)

                            4220 Edison Lakes Parkway
                               Mishawaka, IN 46545
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (574) 271-4600


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     /  /  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     /  /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

a) Following a review of its accounting policy and in consultation with its independent registered public accounting firm, PricewaterhouseCoopers LLP, the Company has determined that it had incorrectly calculated its straight-line rent expense and related deferred rent liability. As a result, on February 9, 2005, the Company's Board of Directors concluded that the Company's previously filed financial statements for fiscal years through 2003 and the first three interim periods in 2004 should be restated. Historically, when accounting for leases with renewal options, the Company recorded rent expense on a straight-line basis over the initial non-cancelable lease term without regard for renewal options. The Company depreciated its buildings, leasehold improvements and other long-lived assets on those properties over a period that included both the initial non-cancelable term of the lease and all option periods provided for in the lease (or the useful life of the assets if shorter). The Company will restate its financial statements to recognize rent expense on a straight-line basis over the lease term, including cancelable option periods where failure to exercise such options would result in an economic penalty such that at lease inception the renewal option is reasonably assured of being exercised. The Company will also restate its financial statements to recognize depreciation on its buildings, leasehold improvements and other long-lived assets over the expected lease term where the lease term is shorter than the useful life of the assets.

The cumulative effect of the restatement through October 26, 2003 and August 1, 2004 will be an increase in the deferred rent liability of $1,453,000 and $1,667,000, respectively, and a decrease in property and equipment of $1,180,000 and $1,433,000, respectively. As a result, accumulated deficit at October 31, 2004 and August 1, 2004 will increase by $2,633,000 and $2,958,000, respectively. Rent expense for the fiscal year ended October 26, 2003 and the 40 weeks ended August 1, 2004 will increase by approximately $255,000 and $214,000, respectively, and depreciation expense will increase by $218,000 and $253,000, respectively. Income tax expense will also decrease by $142,000 for the 40 weeks ended August 1, 2004. Net income for the fiscal year ended October 26, 2003 and the 40 weeks period ended August 1, 2004 will decrease by $473,000, or $0.04 per diluted share, and $325,000, or $0.03 per diluted share, respectively.

The Company also determined that $2,599,000 in fixed assets were improperly classified as Assets Held for Sale on October 26, 2003. The Company has reclassified these assets from Held for Sale to Property and Equipment on the October 26, 2003 balance sheet. This change did not affect results of operations, cash flows or total assets of the Company.

The restatement will not have any impact on the Company's previously reported total cash flows, sales or same-restaurant sales or compliance with any covenant under its credit facility or other debt instruments.

The financial impact of the adjustments described above for the periods presented is as follows:

QUALITY DINING, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
Summary of Restatement Impacts
52 Weeks Ended October 26, 2003
(In thousands, except per share data)


                                                                As Reported       Adjustments    As Restated
-------------------------------------------------------------------------------------------------------------
Revenues:
     Burger King                                                 $ 114,983                       $ 114,983
     Chili's Grill & Bar                                            80,710                          80,710
     Italian Dining Division                                        17,560                          17,560
     Grady's American Grill                                          6,078                           6,078
-------------------------------------------------------------------------------------------------------------
Total revenues                                                     219,331                         219,331
-------------------------------------------------------------------------------------------------------------
Operating expenses:
     Restaurant operating expenses:
        Food and beverage                                           59,271                          59,271
        Payroll and benefits                                        63,923                          63,923
        Depreciation and amortization                                9,940             218          10,158
        Other operating expenses                                    56,638             255          56,893
-------------------------------------------------------------------------------------------------------------
Total restaurant operating expenses                                189,772             473         190,245
-------------------------------------------------------------------------------------------------------------
Income from restaurant operations                                   29,559            (473)         29,086
-------------------------------------------------------------------------------------------------------------
     General and administrative                                     16,068                          16,068
     Amortization of intangibles                                       364                             364
     Facility closing costs                                            (90)                            (90)
-------------------------------------------------------------------------------------------------------------
Operating income                                                    13,217            (473)         12,744
-------------------------------------------------------------------------------------------------------------
Other income (expense):
        Interest expense                                            (7,143)                         (7,143)
        Minority interest in earnings                               (2,678)                         (2,678)
        Recovery of note receivable                                  3,459                           3,459
        Stock purchase expense                                      (1,294)                         (1,294)
        Gain (loss) on sale of property and equipment                  (42)                            (42)
        Other income, net                                              997                             997
-------------------------------------------------------------------------------------------------------------
Total other expense                                                 (6,701)                         (6,701)
-------------------------------------------------------------------------------------------------------------
Income from continuing operations before income taxes                6,516            (473)          6,043
Income tax provision                                                 3,293                           3,293
-------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    3,223            (473)          2,750
Income (loss) from discontinued operations, net of tax              (2,351)                         (2,351)
-------------------------------------------------------------------------------------------------------------
Net income                                                       $     872            (473)      $     399
-------------------------------------------------------------------------------------------------------------

Basic net income (loss) per share:
-------------------------------------------------------------------------------------------------------------
            Continuing operations                                     0.30           (0.05)           0.25
            Discontinued operations                                  (0.22)           0.01           (0.21)
-------------------------------------------------------------------------------------------------------------
Basic net income per share                                       $    0.08           (0.04)      $    0.04
-------------------------------------------------------------------------------------------------------------

Diluted net income (loss) per share:
-------------------------------------------------------------------------------------------------------------
           Continuing operations                                      0.30           (0.05)           0.25
           Discontinued operations                                   (0.22)           0.01           (0.21)
-------------------------------------------------------------------------------------------------------------
Diluted net income per share                                     $    0.08           (0.04)      $    0.04
-------------------------------------------------------------------------------------------------------------

Weighted average shares outstanding:
-------------------------------------------------------------------------------------------------------------
         Basic                                                      10,897                          10,897
-------------------------------------------------------------------------------------------------------------
         Diluted                                                    10,921                          10,921
-------------------------------------------------------------------------------------------------------------


QUALITY DINING, INC.
CONSOLIDATED BALANCE SHEET
Restatement Impacts
As of October 26, 2003
(Dollars in thousands)


                                                                                  As Reported   Adjustments    As Restated
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
     Cash and cash equivalents                                                      $   1,724                      $  1,724
     Accounts receivable                                                                1,723                         1,723
     Inventories                                                                        1,670                         1,670
     Deferred income taxes                                                              2,251                         2,251
     Assets held for sale                                                              10,737         (2,599)         8,138
     Other current assets                                                               2,192                         2,192
-----------------------------------------------------------------------------------------------------------------------------

Total current assets                                                                   20,297         (2,599)        17,698
-----------------------------------------------------------------------------------------------------------------------------
Property and equipment, net                                                           107,910          1,419        109,329
-----------------------------------------------------------------------------------------------------------------------------
Other assets:
     Deferred income taxes                                                              6,749                         6,749
     Trademarks, net                                                                    1,285                         1,285
     Franchise fees and development fees, net                                           8,801                         8,801
     Goodwill, net                                                                      7,960                         7,960
     Liquor licenses, net                                                               2,820                         2,820
     Other                                                                              3,454                         3,454
-----------------------------------------------------------------------------------------------------------------------------
Total other assets                                                                     31,069                        31,069
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                        $ 159,276         (1,180)      $158,096
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt                                              $  10,055                      $ 10,055
     Accounts payable                                                                   6,182                         6,182
     Accrued liabilities                                                               19,520         (1,198)        18,322
-----------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                              35,757         (1,198)        34,559
Long-term debt                                                                         85,335                        85,335
Deferred rent                                                                               -          2,651          2,651
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     121,092          1,453        122,545

Minority interest                                                                      14,272                        14,272

Commitments and contingencies (Notes 10 and 11)
Stockholders' equity:
   Preferred stock, without par value: 5,000,000 shares authorized; none issued             -                              -
   Common stock, without par value: 50,000,000 shares authorized;
   12,955,781 shares issued                                                                28                            28
   Additional paid-in capital                                                         237,402                       237,402
   Accumulated deficit                                                               (206,514)        (2,633)      (209,147)
   Unearned compensation                                                                 (575)                         (575)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       30,341         (2,633)        27,708
     Less treasury stock, at cost, 2,508,587 shares                                     6,429                         6,429
-----------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                                             23,912         (2,633)        21,279
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                                          $ 159,276         (1,180)      $158,096
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

QUALITY DINING, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
Summary of Restatement Impacts
16 Weeks Ended February 15, 2004
(In thousands, except per share data)



                                                                                 As Reported    Adjustments     As Restated
------------------------------------------------------------------------------------------------------------------------------
Revenues:
     Burger King                                                                     $ 32,307                      $ 32,307
     Chili's Grill & Bar                                                               24,807                        24,807
     Italian Dining Division                                                            5,027                         5,027
     Grady's American Grill                                                             1,922                         1,922
-----------------------------------------------------------------------------------------------------------------------------
Total revenues                                                                         64,063                        64,063
-----------------------------------------------------------------------------------------------------------------------------
Operating expenses:
     Restaurant operating expenses:
        Food and beverage                                                              17,586                        17,586
        Payroll and benefits                                                           18,780                        18,780
        Depreciation and amortization                                                   2,866            101          2,967
        Other operating expenses                                                       16,818             86         16,904
-----------------------------------------------------------------------------------------------------------------------------
Total restaurant operating expenses                                                    56,050            187         56,237
-----------------------------------------------------------------------------------------------------------------------------
Income from restaurant operations                                                       8,013           (187)         7,826
-----------------------------------------------------------------------------------------------------------------------------
     General and administrative                                                         5,014                         5,014
     Amortization of intangibles                                                           82                            82
-----------------------------------------------------------------------------------------------------------------------------
Operating income                                                                        2,917           (187)         2,730
-----------------------------------------------------------------------------------------------------------------------------
Other income (expense):
        Interest expense                                                               (2,059)                       (2,059)
        Minority interest in earnings                                                    (480)                         (480)
        Gain (loss) on sale of property and equipment                                     (47)                          (47)
        Other income, net                                                                  86                            86
-----------------------------------------------------------------------------------------------------------------------------
Total other expense                                                                    (2,500)                       (2,500)
-----------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before income taxes                                     417           (187)           230
Income tax provision                                                                      289                           289
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                                                  128           (187)           (59)
Income (loss) from discontinued operations, net of tax                                    151                           151
-----------------------------------------------------------------------------------------------------------------------------
Net income                                                                           $    279           (187)      $     92
-----------------------------------------------------------------------------------------------------------------------------
Basic net income (loss) per share:
-----------------------------------------------------------------------------------------------------------------------------
            Continuing operations                                                        0.01          (0.01)             -
            Discontinued operations                                                      0.02          (0.01)          0.01
-----------------------------------------------------------------------------------------------------------------------------
Basic net income per share                                                           $   0.03          (0.02)      $   0.01
-----------------------------------------------------------------------------------------------------------------------------
Diluted net income (loss) per share:
-----------------------------------------------------------------------------------------------------------------------------
           Continuing operations                                                         0.01          (0.01)             -
           Discontinued operations                                                       0.02          (0.01)          0.01
-----------------------------------------------------------------------------------------------------------------------------
Diluted net income per share                                                         $   0.03          (0.02)      $   0.01
-----------------------------------------------------------------------------------------------------------------------------

Weighted average shares outstanding:
-----------------------------------------------------------------------------------------------------------------------------
         Basic                                                                         10,163                        10,163
-----------------------------------------------------------------------------------------------------------------------------
         Diluted                                                                       10,195                        10,195
-----------------------------------------------------------------------------------------------------------------------------


QUALITY DINING, INC.
CONSOLIDATED BALANCE SHEET
Restatement Impacts
As of February 15, 2004
(Dollars in thousands)

                                                                                  As Reported   Adjustments    As Restated
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
     Cash and cash equivalents                                                      $   1,244                    $   1,244
     Accounts receivable                                                                2,137                        2,137
     Inventories                                                                        1,622                        1,622
     Deferred income taxes                                                              2,370                        2,370
     Assets held for sale                                                               6,841                        6,841
     Other current assets                                                               1,969                        1,969
----------------------------------------------------------------------------------------------------------------------------
Total current assets                                                                   16,183                       16,183
----------------------------------------------------------------------------------------------------------------------------
Property and equipment, net                                                           109,310        (1,281)       108,029
----------------------------------------------------------------------------------------------------------------------------
Other assets:
     Deferred income taxes                                                              6,630                        6,630

     Trademarks, net                                                                    1,202                        1,202
     Franchise fees and development fees, net                                           8,570                        8,570
     Goodwill, net                                                                      7,960                        7,960
     Liquor licenses, net                                                               2,763                        2,763
     Other                                                                              3,554                        3,554
----------------------------------------------------------------------------------------------------------------------------
Total other assets                                                                     30,679                       30,679
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                        $ 156,172         (1,281)    $ 154,891
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt                                              $  14,110                    $  14,110
     Accounts payable                                                                   7,047                        7,047
     Accrued liabilities                                                               21,004         (1,241)       19,763
----------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                              42,161         (1,241)       40,920
Long-term debt                                                                         75,919                       75,919
Deferred rent                                                                               -          2,780         2,780
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     118,080          1,539       119,619

Minority interest                                                                      13,868                       13,868

Commitments and contingencies (Notes 10 and 11)
Stockholders' equity:
     Preferred stock, without par value: 5,000,000 shares authorized; none issued           -                            -
     Common stock, without par value: 50,000,000 shares authorized;
     12,955,781  shares issued                                                             28                           28
     Additional paid-in capital                                                       237,402                      237,402
     Accumulated deficit                                                             (206,235)        (2,820)     (209,055)
     Unearned compensation                                                               (542)                        (542)
----------------------------------------------------------------------------------------------------------------------------
                                                                                       30,653         (2,820)       27,833
     Less treasury stock, at cost, 2,508,587 shares                                     6,429                        6,429
----------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                                             24,224         (2,820)       21,404
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                                          $ 156,172         (1,281)    $ 154,891
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

QUALITY DINING, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
Summary of Restatement Impacts
12 Weeks Ended May 9, 2004
(In thousands, except per share data)

                                                                       As Reported    Adjustments     As Restated
----------------------------------------------------------------------------------------------------------------------
Revenues:
     Burger King                                                           $ 26,578                        $ 26,578
     Chili's Grill & Bar                                                     20,346                          20,346
     Italian Dining Division                                                  3,865                           3,865
     Grady's American Grill                                                   1,437                           1,437
----------------------------------------------------------------------------------------------------------------------
Total revenues                                                               52,226                          52,226
----------------------------------------------------------------------------------------------------------------------
Operating expenses:
     Restaurant operating expenses:
        Food and beverage                                                    14,270                          14,270
        Payroll and benefits                                                 15,114                          15,114
        Depreciation and amortization                                         2,101              76           2,177
        Other operating expenses                                             13,605              64          13,669
----------------------------------------------------------------------------------------------------------------------
Total restaurant operating expenses                                          45,090             140          45,230
----------------------------------------------------------------------------------------------------------------------
Income from restaurant operations                                             7,136            (140)          6,996
----------------------------------------------------------------------------------------------------------------------
     General and administrative                                               3,663                           3,663
     Amortization of intangibles                                                 37                              37
----------------------------------------------------------------------------------------------------------------------
Operating income                                                              3,436            (140)          3,296
----------------------------------------------------------------------------------------------------------------------
Other income (expense):
        Interest expense                                                     (1,464)                         (1,464)
        Minority interest in earnings                                          (573)                           (573)
        Gain (loss) on sale of property and equipment                           (28)                            (28)
        Other income, net                                                        70                              70
----------------------------------------------------------------------------------------------------------------------
Total other expense                                                          (1,995)                         (1,995)
----------------------------------------------------------------------------------------------------------------------
Income from continuing operations before income taxes                         1,441           (140)           1,301
Income tax provision                                                            570            (71)             499
----------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                               871            (69)             802
Income (loss) from discontinued operations, net of tax                         (617)                           (617)
----------------------------------------------------------------------------------------------------------------------
Net income                                                                 $    254             (69)       $    185
----------------------------------------------------------------------------------------------------------------------

Basic net income (loss) per share:
----------------------------------------------------------------------------------------------------------------------
            Continuing operations                                              0.08                            0.08
            Discontinued operations                                           (0.06)                          (0.06)
----------------------------------------------------------------------------------------------------------------------
Basic net income per share                                                 $   0.02                        $   0.02
----------------------------------------------------------------------------------------------------------------------

Diluted net income (loss) per share:
----------------------------------------------------------------------------------------------------------------------
           Continuing operations                                               0.08                            0.08
           Discontinued operations                                            (0.06)                          (0.06)
----------------------------------------------------------------------------------------------------------------------
Diluted net income per share                                               $   0.02                         $  0.02
----------------------------------------------------------------------------------------------------------------------

Weighted average shares outstanding:
----------------------------------------------------------------------------------------------------------------------
         Basic                                                               10,163                          10,163
----------------------------------------------------------------------------------------------------------------------
         Diluted                                                             10,189                          10,189
----------------------------------------------------------------------------------------------------------------------

QUALITY DINING, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
Summary of Restatement Impacts
28 Weeks Ended May 9, 2004
(In thousands, except per share data)

                                                                       As Reported    Adjustments     As Restated
----------------------------------------------------------------------------------------------------------------------
Revenues:
     Burger King                                                           $ 58,885                        $ 58,885
     Chili's Grill & Bar                                                     45,153                          45,153
     Italian Dining Division                                                  8,892                           8,892
     Grady's American Grill                                                   3,360                           3,360
----------------------------------------------------------------------------------------------------------------------
Total revenues                                                              116,290                         116,290
----------------------------------------------------------------------------------------------------------------------
Operating expenses:
     Restaurant operating expenses:
        Food and beverage                                                    31,856                          31,856
        Payroll and benefits                                                 33,894                          33,894
        Depreciation and amortization                                         4,968             177           5,145
        Other operating expenses                                             30,421             150          30,571
----------------------------------------------------------------------------------------------------------------------
Total restaurant operating expenses                                         101,139             327         101,466
----------------------------------------------------------------------------------------------------------------------
Income from restaurant operations                                            15,151            (327)         14,824
----------------------------------------------------------------------------------------------------------------------
     General and administrative                                               8,678                           8,678
     Amortization of intangibles                                                119                             119
----------------------------------------------------------------------------------------------------------------------
Operating income                                                              6,354            (327)          6,027
----------------------------------------------------------------------------------------------------------------------
Other income (expense):
        Interest expense                                                     (3,523)                         (3,523)
        Minority interest in earnings                                        (1,054)                         (1,054)
        Gain (loss) on sale of property and equipment                           (75)                            (75)
        Other income, net                                                       154                             154
----------------------------------------------------------------------------------------------------------------------
Total other expense                                                          (4,498)                         (4,498)
----------------------------------------------------------------------------------------------------------------------
Income from continuing operations before income taxes                         1,856            (327)          1,529
Income tax provision                                                            859             (71)            788
----------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                               997            (256)            741
Income (loss) from discontinued operations, net of tax                         (465)                           (465)
----------------------------------------------------------------------------------------------------------------------
Net income                                                                 $    532            (256)       $    276
----------------------------------------------------------------------------------------------------------------------

Basic net income (loss) per share:
----------------------------------------------------------------------------------------------------------------------
            Continuing operations                                              0.10           (0.03)           0.07
            Discontinued operations                                           (0.05)           0.01           (0.04)
----------------------------------------------------------------------------------------------------------------------
Basic net income per share                                                 $   0.05           (0.02)       $   0.03
----------------------------------------------------------------------------------------------------------------------

Diluted net income (loss) per share:
----------------------------------------------------------------------------------------------------------------------
           Continuing operations                                               0.10           (0.03)           0.07
           Discontinued operations                                            (0.05)           0.01           (0.04)
----------------------------------------------------------------------------------------------------------------------
Diluted net income per share                                               $   0.05           (0.02)       $   0.03
----------------------------------------------------------------------------------------------------------------------

Weighted average shares outstanding:
----------------------------------------------------------------------------------------------------------------------
         Basic                                                               10,163                          10,163
----------------------------------------------------------------------------------------------------------------------
         Diluted                                                             10,193                          10,193
----------------------------------------------------------------------------------------------------------------------

QUALITY DINING, INC.
CONSOLIDATED BALANCE SHEET
Restatement Impacts
As of May 9, 2004
(Dollars in thousands)


                                                                                  As Reported   Adjustments    As Restated
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
     Cash and cash equivalents                                                      $   1,265                    $   1,265
     Accounts receivable                                                                1,706                        1,706
     Inventories                                                                        1,823                        1,823
     Deferred income taxes                                                              2,710                        2,710
     Assets held for sale                                                                  12                           12
     Other current assets                                                               1,769                        1,769
----------------------------------------------------------------------------------------------------------------------------
Total current assets                                                                    9,285                        9,285
----------------------------------------------------------------------------------------------------------------------------
Property and equipment, net                                                           109,593         (1,357)      108,236
----------------------------------------------------------------------------------------------------------------------------
Other assets:
     Deferred income taxes                                                              6,207             71         6,278
     Trademarks, net                                                                      495                          495
     Franchise fees and development fees, net                                           8,440                        8,440
     Goodwill, net                                                                      7,960                        7,960
     Liquor licenses, net                                                               2,884                        2,884
     Other                                                                              3,567                        3,567
----------------------------------------------------------------------------------------------------------------------------
Total other assets                                                                     29,553             71        29,624
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                        $ 148,431         (1,286)    $ 147,145
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt                                              $   9,151                    $   9,151
     Accounts payable                                                                   6,717                        6,717
     Accrued liabilities                                                               21,761         (1,274)       20,487
----------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                              37,629         (1,274)       36,355
Long-term debt                                                                         72,638                       72,638
Deferred rent                                                                               -          2,877         2,877
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     110,267          1,603       111,870

Minority interest                                                                      13,662                       13,662

Commitments and contingencies (Notes 10 and 11)
Stockholders' equity:
     Preferred stock, without par value: 5,000,000 shares authorized; none issued           -                            -
     Common stock, without par value: 50,000,000 shares authorized;
     12,955,781  shares issued                                                             28                           28
     Additional paid-in capital                                                       237,402                      237,402
     Accumulated deficit                                                             (205,982)        (2,889)     (208,871)
     Unearned compensation                                                               (517)                        (517)
----------------------------------------------------------------------------------------------------------------------------
                                                                                       30,931         (2,889)       28,042
     Less treasury stock, at cost, 2,508,587 shares                                     6,429                        6,429
----------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                                             24,502         (2,889)       21,613
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                                          $ 148,431         (1,286)    $ 147,145
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

QUALITY DINING, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
Summary of Restatement Impacts
12 Weeks Ended August 1, 2004
(In thousands, except per share data)


                                                                         As Reported     Adjustments     As Restated
----------------------------------------------------------------------------------------------------------------------
Revenues:
     Burger King                                                           $ 31,561                        $ 31,561
     Chili's Grill & Bar                                                     20,634                          20,634
     Italian Dining Division                                                  3,581                           3,581
     Grady's American Grill                                                   1,163                           1,163
----------------------------------------------------------------------------------------------------------------------
Total revenues                                                               56,939                          56,939
----------------------------------------------------------------------------------------------------------------------
Operating expenses:
     Restaurant operating expenses:
        Food and beverage                                                    16,011                          16,011
        Payroll and benefits                                                 16,237                          16,237
        Depreciation and amortization                                         2,153              76           2,229
        Other operating expenses                                             14,560              64          14,624
----------------------------------------------------------------------------------------------------------------------
Total restaurant operating expenses                                          48,961             140          49,101
----------------------------------------------------------------------------------------------------------------------
Income from restaurant operations                                             7,978            (140)          7,838
----------------------------------------------------------------------------------------------------------------------
     General and administrative                                               3,675                           3,675
     Amortization of intangibles                                                 25                              25
----------------------------------------------------------------------------------------------------------------------
Operating income                                                              4,278            (140)          4,138
----------------------------------------------------------------------------------------------------------------------
Other income (expense):
        Interest expense                                                     (1,462)                         (1,462)
        Minority interest in earnings                                          (618)                           (618)
        Gain (loss) on sale of property and equipment                           (26)                            (26)
        Other income, net                                                        15                              15
----------------------------------------------------------------------------------------------------------------------
Total other expense                                                          (2,091)                         (2,091)
----------------------------------------------------------------------------------------------------------------------
Income from continuing operations before income taxes                         2,187            (140)          2,047
Income tax provision                                                            795             (71)            724
----------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                             1,392             (69)          1,323
Income (loss) from discontinued operations, net of tax                         (156)                           (156)
----------------------------------------------------------------------------------------------------------------------
Net income                                                                 $  1,236             (69)       $  1,167
----------------------------------------------------------------------------------------------------------------------

Basic net income (loss) per share:
----------------------------------------------------------------------------------------------------------------------
            Continuing operations                                              0.14           (0.01)           0.13
            Discontinued operations                                           (0.02)                          (0.02)
----------------------------------------------------------------------------------------------------------------------
Basic net income per share                                                 $   0.12           (0.01)       $   0.11
----------------------------------------------------------------------------------------------------------------------

Diluted net income (loss) per share:
----------------------------------------------------------------------------------------------------------------------
           Continuing operations                                               0.14           (0.01)           0.13
           Discontinued operations                                            (0.02)                          (0.02)
----------------------------------------------------------------------------------------------------------------------
Diluted net income per share                                               $   0.12           (0.01)       $   0.11
----------------------------------------------------------------------------------------------------------------------

Weighted average shares outstanding:
----------------------------------------------------------------------------------------------------------------------
         Basic                                                               10,163                          10,163
----------------------------------------------------------------------------------------------------------------------
         Diluted                                                             10,212                          10,212
----------------------------------------------------------------------------------------------------------------------

QUALITY DINING, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
Summary of Restatement Impacts
40 Weeks Ended August 1, 2004
(In thousands, except per share data)

                                                                         As Reported      Adjustments    As Restated
----------------------------------------------------------------------------------------------------------------------
Revenues:
     Burger King                                                           $ 90,446                        $ 90,446
     Chili's Grill & Bar                                                     65,787                          65,787
     Italian Dining Division                                                 12,473                          12,473
     Grady's American Grill                                                   4,523                           4,523
----------------------------------------------------------------------------------------------------------------------
Total revenues                                                              173,229                         173,229
----------------------------------------------------------------------------------------------------------------------
Operating expenses:
     Restaurant operating expenses:
        Food and beverage                                                    47,867                          47,867
        Payroll and benefits                                                 50,132                          50,132
        Depreciation and amortization                                         7,119             253           7,372
        Other operating expenses                                             44,977             214          45,191
----------------------------------------------------------------------------------------------------------------------
Total restaurant operating expenses                                         150,095             467         150,562
----------------------------------------------------------------------------------------------------------------------
Income from restaurant operations                                            23,134            (467)         22,667
----------------------------------------------------------------------------------------------------------------------
     General and administrative                                              12,354                          12,354
     Amortization of intangibles                                                144                             144
----------------------------------------------------------------------------------------------------------------------
Operating income                                                             10,636            (467)         10,169
----------------------------------------------------------------------------------------------------------------------
Other income (expense):
        Interest expense                                                     (4,985)                         (4,985)
        Minority interest in earnings                                        (1,672)                         (1,672)
        Gain (loss) on sale of property and equipment                          (101)                           (101)
        Other income, net                                                       165                             165
----------------------------------------------------------------------------------------------------------------------
Total other expense                                                          (6,593)                         (6,593)
----------------------------------------------------------------------------------------------------------------------
Income from continuing operations before income taxes                         4,043            (467)          3,576
Income tax provision                                                          1,654            (142)          1,512
----------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                             2,389            (325)          2,064
Income (loss) from discontinued operations, net of tax                         (620)                           (620)
----------------------------------------------------------------------------------------------------------------------
Net income                                                                 $  1,769            (325)       $  1,444
----------------------------------------------------------------------------------------------------------------------

Basic net income (loss) per share:
----------------------------------------------------------------------------------------------------------------------
            Continuing operations                                              0.23           (0.03)           0.20
            Discontinued operations                                           (0.06)                          (0.06)
----------------------------------------------------------------------------------------------------------------------
Basic net income per share                                                 $   0.17           (0.03)       $   0.14
----------------------------------------------------------------------------------------------------------------------

Diluted net income (loss) per share:
----------------------------------------------------------------------------------------------------------------------
           Continuing operations                                               0.23           (0.03)           0.20
           Discontinued operations                                            (0.06)                          (0.06)
----------------------------------------------------------------------------------------------------------------------
Diluted net income per share                                               $   0.17           (0.03)       $   0.14
----------------------------------------------------------------------------------------------------------------------

Weighted average shares outstanding:
----------------------------------------------------------------------------------------------------------------------
         Basic                                                               10,163                          10,163
----------------------------------------------------------------------------------------------------------------------
         Diluted                                                             10,212                          10,212
----------------------------------------------------------------------------------------------------------------------

QUALITY DINING, INC.
CONSOLIDATED BALANCE SHEET
Restatement Impacts
As of August 1, 2004
(Dollars in thousands)

                                                                                  As Reported   Adjustments    As Restated
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
     Cash and cash equivalents                                                      $   1,692                    $   1,692
     Accounts receivable                                                                1,816                        1,816
     Inventories                                                                        1,838                        1,838
     Deferred income taxes                                                              2,706                        2,706
     Assets held for sale                                                                   9                            9
     Other current assets                                                               1,553                        1,553
----------------------------------------------------------------------------------------------------------------------------
Total current assets                                                                    9,614                        9,614
----------------------------------------------------------------------------------------------------------------------------
Property and equipment, net                                                           110,997       (1,433)        109,564
----------------------------------------------------------------------------------------------------------------------------
Other assets:
     Deferred income taxes                                                              5,631          142           5,773
     Trademarks, net                                                                      470                          470
     Franchise fees and development fees, net                                           8,429                        8,429
     Goodwill, net                                                                      7,960                        7,960
     Liquor licenses, net                                                               2,839                        2,839
     Other                                                                              3,551                        3,551
----------------------------------------------------------------------------------------------------------------------------
Total other assets                                                                     28,880          142          29,022
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                        $ 149,491       (1,291)      $ 148,200

----------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt                                              $   9,181                    $   9,181
     Accounts payable                                                                   4,756                        4,756
     Accrued liabilities                                                               22,623       (1,307)         21,316
----------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                              36,560       (1,307)         35,253
Long-term debt                                                                         73,512                       73,512
Deferred rent                                                                               -        2,974           2,974
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     110,072        1,667         111,739

Minority interest                                                                      13,656                       13,656

Commitments and contingencies (Notes 10 and 11)
Stockholders' equity:
     Preferred stock, without par value: 5,000,000 shares authorized; none issued           -                            -

     Common stock, without par value: 50,000,000 shares authorized;
     12,955,781  shares issued                                                             28                           28
     Additional paid-in capital                                                       237,402                      237,402
     Accumulated deficit                                                             (204,745)      (2,958)       (207,703)
     Unearned compensation                                                               (493)                        (493)
----------------------------------------------------------------------------------------------------------------------------
                                                                                       32,192       (2,958)         29,234
     Less treasury stock, at cost, 2,508,587 shares                                     6,429                        6,429
----------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                                             25,763       (2,958)         22,805
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                                          $ 149,491       (1,291)      $ 148,200
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 15, 2005

                                        QUALITY DINING, INC.



                                        By:  /s/ John C. Firth
                                             -----------------------------------
                                             Name:   John C. Firth
                                             Title:  Vice President and General
                                                     Counsel